                                                              EXHIBIT 10.79

                                    GUARANTY

         THIS GUARANTY, dated as of April 12, 2000 (as amended, restated, and otherwise modified from time to time, this "Guaranty"), is made by ___________________________ ("Guarantor"), of the obligations of STAR
Telecommunications, Inc. ("Debtor"), under the WorldCom Documents, as defined below, by and between Debtor and MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation ("WorldCom"), as agent for itself and MCI WORLDCOM, INC., its affiliates and subsidiaries (collectively, the "WorldCom Entities").

                              W I T N E S S E T H:

         WHEREAS, WorldCom provides telecommunications services to Debtor, Guarantor and certain of their respective Subsidiaries pursuant to the Service Agreements; and

         WHEREAS, Debtor is in default to WorldCom for, INTER ALIA, failure to pay its obligations to WorldCom in a timely manner (the "Past Due
Indebtedness"); and

         WHEREAS, Debtor and WorldCom have agreed to restructure certain of the Past Due Indebtedness due to WorldCom as of February 3, 2000, in the form of a Promissory Note in the principal amount of $56,017,698.87, of even date herewith (the "Note"), which has been executed and delivered by Debtor to WorldCom; and

         WHEREAS, Guarantor has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of Guarantor's business; and

         WHEREAS, Guarantor desires to induce WorldCom to accept delivery of the Note, extend the term of the obligations evidenced by the Note, and otherwise restructure the credit relationship between Debtor and WorldCom to facilitate the potential merger between Debtor and World Access, Inc., all of which are reasonably expected to benefit, directly or indirectly, Guarantor.

          NOW, THEREFORE, in consideration of the foregoing premises and in order to, INTER ALIA, induce WorldCom to agree to the financial restructuring with the Debtor, Guarantor hereby agrees as follows:

          1. DEFINITIONS. Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Workout Agreement, or Credit Agreement, in that order. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the Uniform Commercial Code as enacted in the State of Oklahoma (the "UCC") apply to words and phrases in this Agreement. "Debtor" includes, without limitation, such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any law.

          2.       GUARANTY.


                   (a) Guarantor hereby unconditionally guarantees to WorldCom the punctual payment and performance of, and promises to pay and perform when due, whether at stated maturity, by acceleration, or otherwise, all of the Obligations, and agrees to pay any and all reasonable expenses (including reasonable attorneys' fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness, and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several, and in enforcement of any rights under this Guaranty.

                   (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to Debtor or other affiliates of Debtor to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder) and after giving effect as assets, subject to Paragraph 5(a) hereof, to the value (as determined under the applicable provisions of the Fraudulent Transfer
Laws) of any rights to subrogation or contribution of Guarantor pursuant to
(i) applicable law or (ii) any agreement providing for an equitable allocation among Guarantor and other affiliates of Debtor of obligations arising under guaranties by such parties.

          3.       GUARANTY  ABSOLUTE.   This  is  a  guaranty  of  payment
and performance and not of collection. The liability of Guarantor hereunder shall be joint and several with any other guarantors of the Obligations guaranteed hereby. Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the WorldCom Documents, regardless of any applicable law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of WorldCom with respect thereto. The obligations and liabilities of Guarantor hereunder are independent of the obligations of Debtor under the WorldCom Documents and any applicable law, to the extent that Guarantor's obligations to make such payments are not in violation of any applicable law. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                   (a) the taking or accepting of any other security or guaranty for any or all of the Obligations;

                   (b) any increase, reduction, or payment in full at any time or from time to time of any part of the Obligations;

                   (c) any lack of validity or enforceability of the any of the WorldCom Documents or any other agreement or instrument relating thereto, including but not limited to the

                                    2

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unenforceability of all or any part of the Obligations by reason of the fact that (i) the act of creating the Obligations, or any part thereof, is ULTRA VIRES, (ii) the officers creating same acted in excess of their authority, or
(iii) for any other reason;

                   (d) any lack of corporate power of Debtor or any other Person at any time liable for the payment of any or all of the Obligations;

                   (e) any Debtor Relief Laws affecting the rights of creditors generally involving Debtor, Guarantor, or any other Person obligated on any of the Obligations;

                   (f) any renewal, compromise, extension, acceleration, or other change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations; any adjustment, indulgence, forbearance, or compromise that may be granted or given by WorldCom to Debtor, Guarantor, or any Person at any time liable for the payment of any or all of the Obligations; or any other modification, amendment, or waiver of or any consent to departure from any of the WorldCom Documents or any other agreement or instrument relating thereto without notification of Guarantor (the right to such notification being herein specifically waived by Guarantor);

                   (g) any exchange, release, sale, subordination, or non-perfection of any Collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any Collateral or Lien thereon;

                   (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligations;

                   (i) the failure by WorldCom to make any demand upon or to bring any legal, equitable, or other action against Debtor or any other Person (including, without limitation, Guarantor), or the failure or delay by WorldCom to, or the manner in which WorldCom shall, proceed to exhaust rights against any direct or indirect security for the Obligations;

                   (j) the existence of any claim, defense, set-off, or other rights which Debtor or Guarantor may have at any time against Debtor, WorldCom, or Guarantor, or any other Person, whether in connection with this Guaranty, the other WorldCom Documents, the transactions contemplated thereby, or any other transaction;

                   (k) any failure of WorldCom to notify Guarantor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by WorldCom, it being understood that WorldCom shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations;

                   (l) any payment by Debtor to WorldCom is held to constitute a preference under any Debtor Relief Law or if for any other reason WorldCom is required to refund such payment or pay the amount thereof to another Person; or

                   (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor, Guarantor, any other guarantor or other Person liable on the Obligations, including, without limitation, any defense by reason of any disability or other defense of Debtor, or the cessation from any cause whatsoever of the liability of Debtor, or any claim that Guarantor's obligations hereunder exceed or are more burdensome than those of Debtor.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by WorldCom or any other Person as a result of the insolvency, bankruptcy, or reorganization of Debtor or Guarantor or otherwise, all as though such payment had not been made.


         4. WAIVER. Guarantor hereby waives: (a) any incapacity, lack of authority, death, or disability of Guarantor or any other Person or entity;
(b) any failure of WorldCom to commence an action against Debtor or any other Person or entity (including, without limitation, other guarantors, if any), or to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Debtor or any other Person or entity, whether or not demand is made upon WorldCom to file or enforce such claim;
(c) any failure of WorldCom to give notice of the existence, creation, or incurring of any new or additional indebtedness or other obligation or of any action or nonaction on the part of any other Person or entity in connection with any of the WorldCom Documents or any obligation hereby guaranteed; (d) any failure on the part of WorldCom to ascertain the extent or nature of the Collateral or any insurance or other rights with respect thereto, or the liability of any party liable for the WorldCom Documents or the obligations evidenced or secured thereby, or any failure on the part of WorldCom to disclose to Guarantor any facts it may now or hereafter know regarding Debtor, the Collateral, or such other parties; (e) any lack of acceptance or notice of acceptance of this Guaranty by WorldCom; (f) any lack of presentment, demand, protest, or notice of demand, protest, dishonor or nonpayment with respect to any indebtedness or obligations under any of the WorldCom Documents; (g) any lack of notice of disposition or of manner of disposition of any Collateral; (h) any lack of other notices to which Guarantor might otherwise be entitled; (i) failure to properly record any document or any other lack of due diligence by WorldCom in creating or perfecting a security interest in or collection, protection, or realization upon any Collateral or in obtaining reimbursement or performance from any Person or entity now or hereafter liable for the WorldCom Documents or any obligation secured thereby; (j) any invalidity, irregularity, or unenforceability, in whole or in part, of any one or more of the WorldCom Documents; (k) the inaccuracy of any representation or other provision contained in any WorldCom Document; (l) any sale or assignment of the WorldCom Documents, in whole or in part; (m) any sale or assignment by Debtor of the Collateral, or any portion thereof, whether or not consented to by WorldCom; (n) any lack of commercial reasonableness in dealing with Collateral; (o) any deficiencies in the Collateral or any deficiency in the ability of WorldCom to collect or obtain performance from any Persons or entities now or hereafter liable for the payment or performance of any obligation hereby guaranteed; (p) an assertion or claim that the automatic stay provided by 11 U.S.C. ss. 362 (arising upon the voluntary or involuntarY bankruptcy proceeding of Debtor), or any other stay provided under any other Debtor Relief Law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability

                                     4

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of WorldCom to enforce any of its rights, whether now or hereafter acquired, which WorldCom may have against Guarantor or the Collateral; (q) any modifications of the WorldCom Documents or any of the Obligations by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other Debtor Relief Law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; (r) notices of any of the events described in Paragraph 3 hereof and of any other occurrence or matter with respect to any of the Obligations, this Guaranty, or any of the other of the WorldCom Documents (s) any right to assert against WorldCom as a counterclaim, set-off or cross-claim, any counterclaim, set-off, or claim which it may now or hereafter have against Debtor or other Person liable on the Obligations; (t) any right to participate in any collateral or any right benefitting WorldCom in respect of the Obligations; and (u) any right by which Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against Debtor or any other Person, whether arising pursuant to any provision of statutory or case law or otherwise.

         5.   SUBROGATION AND SUBORDINATION.


              (a) Notwithstanding any reference to subrogation contained herein to the contrary, Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against Debtor that arise from the existence, payment, performance, or enforcement of Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of WorldCom against Debtor, or any other Person at any time liable for the payment of any or all of the Obligations, or any Collateral, which WorldCom now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including, without limitation, the right to take or receive from Debtor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, WorldCom, and shall forthwith be paid to WorldCom to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Note or the other WorldCom Documents. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note and the restructuring of the Debtor's obligations to WorldCom and that the waiver set forth in this Paragraph 5(a) is knowingly made in contemplation of such benefits.

              (b) If Guarantor becomes the holder of any indebtedness payable by Debtor, Guarantor hereby subordinates all indebtedness owing to it from Debtor to all indebtedness of Debtor to WorldCom and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until payment in full of the Obligations of Debtor under the Note, and all other WorldCom Documents and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to Guarantor by Debtor or on behalf of Debtor prior to payment in full of

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

the Obligations, such amount shall be held in trust for the benefit of WorldCom and shall forthwith be paid to WorldCom to be credited and applied to the Obligations, whether matured or unmatured.

         6.   INTENTIONALLY OMITTED.


         7. COVENANTS. Guarantor covenants and agrees (a) punctually and properly to perform all of Guarantor's covenants and duties under any other of the WorldCom Documents; (b) from time to time promptly to furnish WorldCom with any information or writings which WorldCom may request concerning this Guaranty; and (c) promptly to notify WorldCom of any claim, action, or proceeding affecting this Guaranty.

         8. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor and WorldCom, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         9. NOTICES. All notices, communications, and materials to be given or delivered pursuant to this Agreement shall be given or delivered in the manner provided in, and shall be deemed to be effective in accordance with, the provisions of the Workout Agreement. For purposes of notices, communications, and materials to be given or delivered pursuant to this Agreement, addresses and facsimile numbers and the individuals or departments to whose attention the same shall be directed are, for WorldCom, as set forth in the Security Agreement and are, for Guarantor, as follows:

              If to Guarantor:
                               --------------------------

                               --------------------------

                               --------------------------
                               Facsimile No.:
                                             ------------
                               Attention:
                                         ----------------

              with a copy to:  Riordan & McKinzie
                               Twenty-Ninth Floor
                               300 South Grand Avenue
                               Los Angeles, California 90071
                               Attention:  Ronn S. Davids
                               Facsimile No.:  (213) 229-8550

or at such other addresses or facsimile numbers or to the attention of such other individuals or departments as Guarantor may hereafter specify in a notice to the other party specifically captioned "Notice of Change of Address."

         10. NO WAIVER; REMEDIES. No failure on the part of WorldCom to exercise, and no delay in exercising, any right hereunder or under any of the WorldCom Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any of the

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WorldCom Documents preclude any other or further exercise thereof or the exercise of any other right. WorldCom shall not be required to (a) prosecute collection or seek to enforce or resort to any remedies against Debtor or any other Person liable on any of the Obligations, (b) join Debtor or any other Person liable on any of the Obligations in any action in which WorldCom prosecutes collection or seeks to enforce or resort to any remedies against Debtor or other Person liable on any of the Obligations, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefitting, directly or indirectly) WorldCom by Debtor or any other Person liable on any of the Obligations. WorldCom shall not have any obligation to protect, secure, or insure any of the Collateral or any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law.

         11. RIGHT OF SET OFF. Upon the occurrence and during the continuance of any Event of Default, WorldCom is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by WorldCom to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not WorldCom shall have made any demand under this Guaranty. The rights of WorldCom under this Paragraph 11 are in addition to other rights and remedies (including, without limitation, other rights of set off) which WorldCom or any other WorldCom Entity may have.

         12. LIENS. Guarantor agrees that WorldCom, in its discretion, without notice or demand to or upon Guarantor and without affecting either the liability of Guarantor, Debtor or any other Person liable on any of the Obligations under, or the Liens and security interests created by, the Note, or the other WorldCom Documents, or this Guaranty, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale; and Guarantor hereby waives any defense to the recovery by WorldCom hereunder against Debtor, Guarantor, or any collateral of any deficiency after a nonjudicial sale, and Guarantor expressly waives any defense or benefits that may be derived from any statute or case law in effect in any jurisdiction. Without limiting the foregoing, Guarantor waives any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of Guarantor against Debtor or any other Person or any Collateral or any other collateral. Guarantor hereby agrees that Guarantor shall be liable, subject to the limitations of Paragraph 2(b) hereof, for any part of the Obligations remaining unpaid after any foreclosure.

         13. CONTINUING GUARANTY; TRANSFER OF NOTE. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until payment in full of all of the Obligations and all other amounts payable under this Guaranty, (b) be binding upon Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by WorldCom and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause, (c) WorldCom may assign or otherwise transfer its rights under the any of the WorldCom Documents or any interest therein to any other Person, and such other Person shall thereupon become vested with

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

all the rights or any interest therein, as appropriate, in respect thereof granted to WorldCom herein or otherwise.

         14. INFORMATION. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Debtor such information concerning Debtor's financial condition or business operations as Guarantor may require and that WorldCom has no duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Debtor.

         15.  GOVERNING LAW; SERVICE OF PROCESS.


              (a) THIS GUARANTY SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF OKLAHOMA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA, EXCEPT TO THE EXTENT THAT FEDERAL LAWS MAY GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF ALL OR ANY PART OF THIS GUARANTY. GUARANTOR AGREES THAT THE FEDERAL AND STATE COURTS LOCATED IN TULSA COUNTY, OKLAHOMA, WILL HAVE JURISDICTION OVER ALL PROCEEDINGS IN CONNECTION HEREWITH.

              (b) GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO GUARANTOR AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS GUARANTY AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY GUARANTOR. NOTHING IN THIS PARAGRAPH 15 SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         16. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND WORLDCOM HEREBY WAIVE ANY RIGHT THAT EITHER MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS GUARANTY, THE OTHER WORLDCOM DOCUMENTS, OR ANY RELATED MATTERS AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         17. WAIVER OF RIGHTS. Guarantor hereby waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead law or principle of law now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the Obligations evidenced by this Guaranty.

         18. LIMIT OF VALIDITY. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then IPSO FACTO the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this section shall control every other provision of this Guaranty.

         19. GUARANTOR INSOLVENCY. Should Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Laws, or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Laws (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of WorldCom granted hereunder, then the obligations of Guarantor under this Guaranty shall be, as between Guarantor and WorldCom, fully matured, due, and payable obligations of Guarantor to WorldCom (without regard to whether Debtor is then in default under any of the WorldCom Documents or whether any of the Obligations may then be due and owing by Debtor to WorldCom), payable in full by Guarantor to WorldCom upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

         20. ENTIRE AGREEMENT. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN GUARANTOR AND WORLDCOM REGARDING THE GUARANTYING OF THE OBLIGATIONS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS WITH RESPECT THERETO. GUARANTOR ACKNOWLEDGES THAT THERE ARE NO CONTEMPORANEOUS ORAL AGREEMENTS WITH RESPECT TO THE SUBJECT MATTER HEREOF.

         21. MISCELLANEOUS. Time is of the essence with respect to all obligations of Guarantor hereunder. This Guaranty shall in no event be impaired by any change which may arise by reason of the dissolution of Debtor or Guarantor. Guarantor expressly waives notice of transfer or assignment of this Guaranty and acknowledges that the failure by WorldCom to give any such notice shall not affect the liabilities of Guarantor hereunder. Notwithstanding the foregoing, Guarantor shall not assign any of its rights or obligations under this Guaranty. All personal pronouns used herein, whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify, or describe the scope or intent of any provisions hereof. If Guarantor is a partnership, all of the provisions hereof referring to Guarantor shall be construed to apply to each of the general partners of Guarantor and of any and all further tiers of general partners in the structure of Guarantor.

                                     9.

              IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first above written.

                                       GUARANTOR:



                                       BY:
                                          ---------------------------

                                           By:
                                              -----------------------
                                           Its:
                                               ----------------------

                                       Attest:
                                               -----------------------

                                               Name:
                                                    ------------------
                                               Title:
                                                     -----------------

                                       (CORPORATE SEAL)


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